GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                         THE GABELLI EQUITY INCOME FUND
                    THE GABELLI WOODLAND SMALL CAP VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 p.m.


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                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
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                    TABLE OF CONTENTS
                    -----------------

INVESTMENT AND PERFORMANCE SUMMARY ............      2

INVESTMENT AND RISK INFORMATION ...............      8

MANAGEMENT OF THE FUNDS .......................     10

         Purchase of Shares ...................     11

         Redemption of Shares .................     13

         Exchange of Shares ...................     14

         Pricing of Fund Shares ...............     15

         Dividends and Distributions ..........     15

         Tax Information ......................     15

         Mailings to Shareholders .............     16

FINANCIAL HIGHLIGHTS ..........................     16


GABELLI
EQUITY
SERIES
FUNDS,
INC.


THE GABELLI SMALL CAP GROWTH FUND
THE GABELLI EQUITY INCOME FUND
THE GABELLI WOODLAND SMALL CAP
       VALUE FUND

CLASS AAA SHARES


PROSPECTUS
FEBRUARY 2, 2004

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                       INVESTMENT AND PERFORMANCE SUMMARY


The Gabelli Small Cap Growth Fund (the "Small Cap Growth Fund"), The Gabelli Equity Income Fund (the "Equity Income Fund") and The Gabelli Woodland Small Cap Value Fund (the "Woodland Small Cap Value Fund") (each a "Fund" and collectively, the "Funds") are series of Gabelli Equity Series Funds, Inc. (the "Corporation").


                              SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small companies at the time the Fund makes its investment. The Fund invests primarily in the common stocks of companies which the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser currently characterizes small companies as those with total market values of $1 billion or less at the time of investment.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in a decline in the value of Fund shares.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o you are a long-term investor
      o you seek growth of capital
      o you believe that the market will favor small capitalization stocks over the long term

YOU MAY NOT WANT TO INVEST IN THE FUND IF:
      o you are seeking a high level of current income
      o you are conservative in your investment approach
      o you seek stability of principal more than growth of capital

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                               EQUITY INCOME FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of total return on its assets with an emphasis on income.

PRINCIPAL  INVESTMENT  STRATEGIES:

The Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets in income producing equity securities including securities convertible into common stock. In making stock selections, the Fund's Adviser looks for securities that have a better yield than the average of the Standard and Poor's Composite 500 Stock Price Index (the "S&P(R) 500 Stock Index"), as well as capital gains potential.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Preferred stocks and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that its portfolio companies will reduce or eliminate the dividend rate on securities held by the Fund. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in the decline in the value of Fund shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o you are a long-term investor
      o you are seeking  income as well as growth of capital

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o you are conservative in your investment approach
      o you seek stability of principal more than growth of capital

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                                                                               3

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                          WOODLAND SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small capitalization companies at the time the Fund makes the investment. The Fund invests primarily in the common stocks of companies which the Fund's portfolio manager believes are undervalued. The Fund's Adviser currently characterizes small capitalization companies for this Fund as those with a total market value of $1.5 billion or less at the time of investment. The Adviser looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the portfolio manager may be incorrect in its assessment of the value of the securities the Fund holds, which may result in a decline in the value of Fund shares. The Fund is "non-diversified" which means that the Fund's investments may be concentrated in fewer securities than a "diversified" mutual fund. As a result, an investment in the Fund may entail greater risk than an investment in a "diversified" mutual fund.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor, or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o you are a long-term investor
      o you seek growth of capital
      o you believe that the market will favor small capitalization stocks over the long term

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o you are seeking a high level of current income
      o you are conservative in your investment approach
      o you seek stability of principal more than growth of capital


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4
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PERFORMANCE:


The bar charts and tables that follow provide an indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year (since 1994), and by showing how the Funds' average annual returns for the one year, five years, ten years and the life of each Fund, as applicable, Fund compare to those of a broad-based securities market index. As with all mutual funds, the Funds' past performance (before and after taxes) does not predict how the Funds will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions.


            SMALL CAP GROWTH FUND (FOR THE PERIODS ENDED DECEMBER 31)


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
1994   -2.9%
1995   25.2%
1996   11.9%
1997   36.5%
1998    0.0%
1999   14.2%
2000   11.3%
2001    4.7%
2002   -5.3%
2003    37.6%

During the period shown in the bar chart, the highest return for a quarter was 18.27% (quarter ended June 30, 2003) and the lowest return for a quarter was (20.26)% (quarter ended September 30,1998).

           AVERAGE ANNUAL TOTAL RETURNS                   PAST         PAST        PAST      SINCE OCTOBER 22,
     (FOR THE PERIODS ENDED DECEMBER 31, 2003)          ONE YEAR    FIVE YEARS   TEN YEARS         1991*
     -----------------------------------------          --------    ----------   ---------   -----------------
The Gabelli Small Cap Growth Fund Class AAA Shares
    Return Before Taxes ............................      37.56%       11.62%        12.39%          15.55%
    Return After Taxes on Distributions ............      37.27%        9.63%        10.06%          13.46%
    Return After Taxes on Distributions
      and Sale of Fund Shares ......................      29.95%        8.92%         9.46%          12.67%
Russell 2000 Index** ...............................      47.25%        7.13%         9.47%          11.25%

------------------------
 * From October 22, 1991, the date that the Fund commenced investment operations.
 ** The Russell 2000 Index is an unmanaged index consisting of a broad-base of common stocks. The performance of the index does not include expenses or fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


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                                                                               5

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             EQUITY INCOME FUND (FOR THE PERIODS ENDED DECEMBER 31)


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
1994    1.1%
1995   28.3%
1996   17.9%
1997   27.9%
1998   12.6%
1999    9.3%
2000   11.3%
2001   -0.9%
2002   -7.7%
2003   28.3%

During the periods shown in the bar chart, the highest return for a quarter was 15.67% (quarter ended June 30, 2003) and the lowest return for a quarter was (13.54)% (quarter ended September 30, 2002).



           AVERAGE ANNUAL TOTAL RETURNS                   PAST         PAST        PAST      SINCE JANUARY 2,
     (FOR THE PERIODS ENDED DECEMBER 31, 2003)          ONE YEAR    FIVE YEARS   TEN YEARS         1992*
     -----------------------------------------          --------    ----------   ---------   ----------------
The Gabelli Equity Income Fund Class AAA Shares
    Return Before Taxes .............................     28.29%         7.39%        12.14%          12.40%
    Return After Taxes on Distributions .............     27.94%         5.27%         9.94%          10.40%
    Return After Taxes on Distributions
      and Sale of Fund Shares .......................     22.67%         5.26%         9.51%           9.96%
S&P(R)500 Composite Stock Price Index** .............     28.67%        (0.57)%       11.06%          10.69%

------------------------
* From January 2, 1992, the date that the Fund commenced investment operations. ** The S&P(R) 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The performance of the Index does not include expenses or fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


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6

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        WOODLAND SMALL CAP VALUE FUND (FOR THE PERIOD ENDED DECEMBER 31)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2003  20.7%

During the period shown in the bar chart, the highest return for a quarter was 14.11% (quarter ended December 31, 2003) and the lowest return for a quarter was (8.00)% (quarter ended March 31, 2003).

                                                              PAST ONE YEAR
           AVERAGE ANNUAL TOTAL RETURNS                     (SINCE DECEMBER 31,
     (FOR THE PERIOD ENDED DECEMBER 31, 2003)                     2002)
    ------------------------------------------              -------------------
The Gabelli Woodland Small Cap Value Fund Class AAA Shares
     Return Before Taxes ............................             20.73%
     Return After Taxes on Distributions ............             20.60%
     Return After Taxes on Distributions
       and Sale of Fund Shares ......................             16.52%
Russell 2000 Index* .................................             47.25%

------------------------
* The Russell 2000 Index is an unmanaged index consisting of a broad-base of common stocks. The performance of the index does not include expenses or fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


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FEES AND EXPENSES OF THE FUNDS:
This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Funds.


                                                                                                   WOODLAND
                                                                             SMALL CAP   EQUITY    SMALL CAP
                                                                              GROWTH     INCOME      VALUE
                                                                               FUND       FUND       FUND
                                                                             ---------   ------    ---------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees ..........................................................        1.00%     1.00%      1.00%
Distribution (Rule 12b-1) Expenses(1) ....................................        0.25%     0.25%      0.25%
Other Expenses ...........................................................        0.20%     0.24%     13.80%(2)
                                                                                  ----      ----      -----
Total Annual Fund Operating Expenses .....................................        1.45%     1.49%     15.05%(2)
                                                                                  ====      ====      =====
Fee Waiver and Expense Reimbursement .....................................                           (13.05)%(2)
Net Annual Operating Expenses ............................................                             2.00%(2)
                                                                                                     ======

------------------------
(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(2) The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at 2.00% on an annualized basis for Class AAA shares. This arrangement will continue until at least through September 30, 2004. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 2.00% on an annualized basis for Class AAA shares.

EXPENSE EXAMPLE:


This example is intended to help you compare the cost of investing in Class AAA Shares of the Funds with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Funds for the time periods shown,
(2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 YEAR     3 YEARS      5 YEARS      10 YEARS
                                   ------     -------      -------      --------
SMALL CAP GROWTH FUND               $148         $459         $792       $1,735
EQUITY INCOME FUND                  $152         $471         $813       $1,779
WOODLAND SMALL CAP VALUE FUND       $203       $3,000       $5,262       $9,205


                         INVESTMENT AND RISK INFORMATION


The investment policy of each of the Small Cap Growth Fund, the Equity Income Fund and the Woodland Small Cap Value Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Directors without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy.

SMALL CAP GROWTH FUND/WOODLAND SMALL CAP VALUE FUND

In selecting investments for the Small Cap Growth Fund and Woodland Small Cap Value Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets and rising free cash flow and earnings. The Adviser's goal is to invest long term in the stocks of companies trading at reasonable valuations relative to perceived economic worth.


Frequently, smaller companies exhibit one or more of the following traits:

      o  New products or technologies
      o  New distribution methods

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8

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      o Rapid  changes  in  industry  conditions  due  to  regulatory  or  other developments
      o Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

EQUITY INCOME FUND

In selecting investments for the Equity Income Fund, the Adviser focuses on issuers that:

      o have strong free cash flow and pay regular dividends
      o have potential for long-term earnings per share growth
      o may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business
      o are well-managed
      o will benefit from sustainable long-term economic dynamics, such as globalization of an issuer's industry or an issuer's increased focus on productivity or enhancement of services.

The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Equity Income Fund's assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.


The Funds may also use the following investment technique:


      o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Funds may temporarily invest all or a portion of their assets in defensive investments. Such investments include fixed income securities or high quality money market instruments. When following a defensive strategy, the Funds will be less likely to achieve their investment goals.

Investing in the Funds involve the following risks:

      o EQUITY RISK. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.


      o VALUE INVESTING RISK. Each Fund invests in "value" stocks. The portfolio manager may be wrong in the assessment of a company's value and the stocks the Fund holds may not reach what the portfolio manager believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Fund's relative performance may suffer.


      o FUND AND MANAGEMENT RISK.


          o SMALL CAP GROWTH FUND AND WOODLAND SMALL CAP VALUE FUND ONLY -- The Funds invest in stocks issued by smaller companies. Each Fund's price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the portfolio manager's assesment of the value of the securities each Fund holds is incorrect, or the events expected to increase value do not occur, then the value of the Fund's shares may decline.


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                                                                               9

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          o EQUITY  INCOME  FUND ONLY -- The Fund  invests  in stocks  issued by companies believed by the portfolio manager to be undervalued and that have the potential to achieve significant capital appreciation. If the portfolio manager is incorrect in its assessment of the values of the securities it holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.

      o SMALL CAPITALIZATION COMPANY RISK. SMALL CAP GROWTH FUND AND WOODLAND SMALL CAP VALUE FUND ONLY -- Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.


      o INTEREST RATE RISK AND CREDIT RISK. EQUITY INCOME FUND ONLY -- Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

      o LOW CREDIT QUALITY RISK. EQUITY INCOME FUND ONLY -- Lower rated convertible securities are subject to greater credit risk, greater price volatility and a greater risk of loss than investment grade securities. There may be less of a market for lower rated convertible securities, which could make it harder to sell them at an acceptable price.


      o NON-DIVERSIFICATION. WOODLAND SMALL CAP VALUE FUND ONLY -- The Fund is classified as a "non-diversified" investment company. Because the Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater extent than a "diversified" mutual fund, an investment in the Fund may present greater risk to an investor than an investment in a diversified mutual fund because the investment risk may be concentrated in fewer securities.

                             MANAGEMENT OF THE FUNDS


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment program under the supervision of the Funds' Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").


As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended September 30, 2003, each of the Small Cap Growth and Equity Income Funds paid the Adviser a fee equal to 1.00% of the value of its average daily net assets. With respect to the Woodland Small Cap Value Fund, as compensation for its services and the related expenses borne by the Adviser, the Fund is contractually obligated to pay the Adviser a fee equal to 1.00% per year of the value of the Fund's average daily net assets. For the fiscal period from the Fund's commencement of operations through September 30, 2003, the Adviser waived fees and reimbursed expenses of the Fund.


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses to the extent necessary to maintain Total Annual Fund
Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 2.00%. The fee waiver and expense reimbursement arrangement will continue until at least through September 30, 2004. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 2.00%.

THE PORTFOLIO MANAGERS. Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the Small Cap Growth Fund and Equity Income Fund. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser and its predecessor since inception, as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO Investors, Inc., a wholly owned subsidiary of GBL, and is an officer or director of various other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.

Elizabeth M. Lilly, CFA, is primarily responsible for the day-to-day management of the Woodland Small Cap Value Fund. In November 2002, Ms. Lilly joined Gabelli Asset Management Inc. as Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Investors, Inc. Prior to November 2002, Ms. Lilly was a Managing Partner of Woodland Partners LLC since 1996.

RULE 12B-1 PLAN. Each Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees. Each Fund may make payments under its Plan for the purpose of financing any activity primarily intended to result in the sales of Class AAA Shares of the Fund or pay shareholder service fees. To the extent any activity is one that the Funds may finance without a distribution plan, the Funds may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


                               PURCHASE OF SHARES

You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through the Distributor, directly from the Funds through the Funds' transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor.


      o BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Small Cap Growth Fund", "The Gabelli Equity Income Fund" or "The Gabelli Woodland Small Cap Value Fund" to:


        BY MAIL                                    BY PERSONAL DELIVERY
        -------                                    --------------------
        THE GABELLI FUNDS                          THE GABELLI FUNDS
        P.O. BOX 8308                              C/O BFDS
        BOSTON, MA 02266-8308                      66 BROOKS DRIVE
                                                   BRAINTREE, MA 02184

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                           RE: THE GABELLI ______ FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

        If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell their Class AAA Shares at the net asset value next determined after the Funds receive your completed subscription order form but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum subsequent investment requirement. Broker-dealers may have different minimum investment requirements.


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRA, "Roth" IRA and "Coverdell" Education SavingsPlans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.


TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Funds' transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Funds' minimum purchase requirements.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Corporation, on behalf of the Funds, to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens or reopens an account with the Funds. Applications


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Corporation reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Corporation and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates utilize a portion of their assets, including 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. Subject to tax limitations and approval by the Board of Directors on a Fund-by-Fund basis, each of the Funds pays a portion of these charges, out of assets other than 12b-1 payments, representing savings of expenses the Funds would otherwise incur in maintaining shareholder accounts for those who invest in the Funds through these programs.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission orders the Funds to suspend redemptions.


The Funds redeem their shares at the net asset value next determined after the Funds receive your redemption request in proper form. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through the Distributor or directly from the Funds through the Funds' transfer agent.


      o BY LETTER. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

      o BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account directly (including an IRA) registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or visiting our website at www.gabelli.com. IRA holders should consult a tax advisor concerning the current tax rules applicable to IRAs. If State Street acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Funds will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures State Street may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Funds will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

      2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by a Fund wilI be effected at the net asset value next determined after a Fund receives the request. If you request redemption proceeds by check, the Funds will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Funds will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund(s) you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.

In effecting an exchange:

          o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

          o if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange.

          o you may realize a taxable gain or loss.


          o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus.

You may exchange shares through the Distributor, directly through the Funds' transfer agent or through a registered broker-dealer.


      o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

      o EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

        dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.


      o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Funds may impose limitations from time to time on Internet exchanges.

The Funds may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It is in addition to the sales charges and other costs described in this prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The net asset value per share of each Fund's Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The net asset value per share of each Fund's Class AAA Shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of a Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to its Class AAA shares by the total number of Class AAA Shares outstanding at the time the determination is made. The Funds use market quotations in valuing their portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represents fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of net asset value per share next made as of a time after the time as of which the purchase or redemption order is received in proper form.


                           DIVIDENDS AND DISTRIBUTIONS


The Funds intend to pay dividends monthly for the Equity Income Fund and annually for the Small Cap Growth Fund and Woodland Small Cap Value Fund and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Funds automatically reinvested at net asset value in additional shares of the Funds. You will make an election to receive dividends and distributions in cash or Fund(s) shares at the time you purchase your shares. You may change this election by notifying the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains.

                                 TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (i.e. gains from assets held by the Funds for one year or less) are taxable to you as ordinary


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
income except that qualifying dividends are eligible for a reduced rate. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state or local taxes. A redemption of the Fund's shares or an exchange of the Funds' shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.


                            MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings in accordance with your instructions within 30 days of your request.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance for the past five fiscal years or for the life of the Fund, if less. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds' Class AAA Shares. This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Funds' financial statements and related notes are included in the annual report, which is available upon request.

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16

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                              SMALL CAP GROWTH FUND

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended September 30,


                                                        2003         2002         2001         2000         1999
                                                      --------     --------     --------     --------     --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..........    $  17.04     $  17.13     $  23.60     $  21.84     $  18.81
                                                      --------     --------     --------     --------     --------
   Net investment income (loss) ..................       (0.05)       (0.04)        0.06         0.06        (0.07)
   Net realized and unrealized
     gain (loss) on investments ..................        4.74         0.31        (1.75)        4.16         3.63
                                                      --------     --------     --------     --------     --------
   Total from investment operations ..............        4.69         0.27        (1.69)        4.22         3.56
                                                      --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .........................          --        (0.01)       (0.05)          --           --
   Net realized gain on investments ..............       (0.25)       (0.35)       (4.73)       (2.46)       (0.53)
                                                      --------     --------     --------     --------     --------
   Total distributions ...........................       (0.25)       (0.36)       (4.78)       (2.46)       (0.53)
                                                      --------     --------     --------     --------     --------
   NET ASSET VALUE, END OF PERIOD ................    $  21.48     $  17.04     $  17.13     $  23.60     $  21.84
                                                      ========     ========     ========     ========     ========
   Total return+ .................................       27.84%        1.39%       (7.47)%      21.00%       19.24%
                                                      ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..........    $540,397     $428,416     $372,865     $366,459     $305,403
   Ratio of net investment income (loss) to
     average net assets ..........................       (0.22)%      (0.22)%       0.30%        0.26%       (0.34)%
   Ratio of operating expenses to
      average net assets (a) .....................        1.45%        1.45%        1.45%        1.49%(a)     1.56%(a)
   Portfolio turnover rate .......................           4%          10%          17%          47%          24%

                               EQUITY INCOME FUND

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended September 30,


                                                        2003         2002         2001         2000         1999
                                                      --------     --------     --------     --------     --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..........    $  11.93     $  13.88     $  16.35     $  17.58     $  15.97
                                                      --------     --------     --------     --------     --------
   Net investment income (loss) ..................        0.28         0.23         0.25         0.46         0.23
   Net realized and unrealized
     gain (loss) on investments ..................        2.64        (1.79)       (0.28)        0.81         2.82
                                                      --------     --------     --------     --------     --------
   Total from investment operations ..............        2.92        (1.56)       (0.03)        1.27         3.05
                                                      --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .........................       (0.25)       (0.23)       (0.36)       (0.36)       (0.22)
   Net realized gain on investments ..............          --        (0.16)       (2.44)       (2.50)       (1.44)
                                                      --------     --------     --------     --------     --------
   Total distributions ...........................       (0.25)       (0.39)       (2.44)       (2.50)       (1.44)
                                                      --------     --------     --------     --------     --------
   NET ASSET VALUE, END OF PERIOD ................    $  14.60     $  11.93     $  13.88     $  16.35     $  17.58
                                                      ========     ========     ========     ========     ========
   Total return+ .................................       24.59%      (11.58)%      (0.43)%       8.41%       19.82%
                                                      ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..........    $261,777     $162,938     $121,499     $ 89,164     $ 92,111
   Ratio of net investment income (loss) to
     average net assets ..........................        2.09%        1.75%        1.65%        2.85%        1.32%
   Ratio of operating expenses to
      average net assets (b) .....................        1.49%(b)     1.50%        1.55%        1.66%(b)     1.60%
   Portfolio turnover rate .......................          27%          12%          41%          33%          39%

----------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The Fund incurred interest expense during the fiscal years ended September 30, 2000 and 1999. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.49% and 1.53%, respectively.
(b) The Fund incurred interest expense during the fiscal years ended September 30, 2003 and 2000. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.49% and 1.61%, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                          WOODLAND SMALL CAP VALUE FUND

Per share amounts for the Fund's Class AAA Shares outstanding for the fiscal period ended September 30,

                                                         2003
                                                        ------
OPERATING PERFORMANCE:
   Net asset value, beginning of period (a) ........    $10.00
                                                        ------
   Net investment income (loss) (c) ................     (0.07)
   Net realized and unrealized
     gain (loss) on investments ....................      0.65
                                                        ------
   Total from investment operations ................      0.58
                                                        ------
   NET ASSET VALUE, END OF PERIOD ..................    $10.58
                                                        ======
   Total return+ ...................................      5.80%
                                                        ======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ............    $2,323
   Ratio of net investment income (loss) to
     average net assets (d) ........................     (0.97)%
   Ratio of expenses net of waivers/
     reimbursements (d) ............................      2.00%
   Ratio of expenses before waivers/
     reimbursements (b)(d) .........................     15.05%
   Portfolio turnover rate .........................        39%

----------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) As of December 31, 2002.
(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occured, the ratio would have been as shown.
(c) Per share amounts have been calculated using the monthly average shares outstanding method.
(d) Annualized.


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?


We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                         THE GABELLI EQUITY INCOME FUND
                    THE GABELLI WOODLAND SMALL CAP VALUE FUND
                                CLASS AAA SHARES
--------------------------------------------------------------------------------


FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Each Fund's semi-annual and audited annual reports to shareholders contain additional information on the Funds' investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
 You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Funds by contacting:

                        Gabelli Equity Series Funds, Inc.

                              One Corporate Center

                               Rye, NY 10580-1422

                      Telephone: 800-GABELLI (800-422-3554)

                                 www.gabelli.com
--------------------------------------------------------------------------------

You can review and/or copy the Funds' prospectuses, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

      o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 202-942-8090.

      o Free from the EDGAR Database on the Commission's website at www.sec.gov.



(Investment Company Act File No. 811-06367)

                        GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                         THE GABELLI EQUITY INCOME FUND
                    THE GABELLI WOODLAND SMALL CAP VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 p.m.


                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                  TABLE OF CONTENTS
                  -----------------

INVESTMENT AND PERFORMANCE SUMMARY ............     2

INVESTMENT AND RISK INFORMATION ...............     7


MANAGEMENT OF THE FUNDS .......................    12

         Classes of Shares ....................    13

         Purchase of Shares ...................    17

         Redemption of Shares .................    18

         Exchange of Shares ...................    19

         Pricing of Fund Shares ...............    20

         Dividends and Distributions ..........    20

         Tax Information ......................    21

         Mailings to Shareholders .............    21

FINANCIAL HIGHLIGHTS ..........................    21


GABELLI
EQUITY
SERIES
FUNDS,
INC.


THE GABELLI SMALL CAP GROWTH FUND
THE GABELLI EQUITY INCOME FUND
THE GABELLI WOODLAND SMALL CAP
        VALUE FUND

CLASS A, B, C SHARES

PROSPECTUS

FEBRUARY 2, 2004


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       INVESTMENT AND PERFORMANCE SUMMARY


The Gabelli Small Cap Growth Fund (the "Small Cap Growth Fund"), The Gabelli Equity Income Fund (the "Equity Income Fund") and The Gabelli Woodland Small Cap Value Fund (the "Woodland Small Cap Value Fund") (each a "Fund" and collectively, the "Funds") are series of Gabelli Equity Series Funds, Inc. (the "Corporation").


                              SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small companies at the time the Fund makes its investment. The Fund invests primarily in the common stocks of companies which the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser currently characterizes small companies as those with total market values of $1 billion or less at the time of investment.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in a decline in the value of Fund shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o you are a long-term investor
      o you seek growth of capital
      o you believe that the market will favor small capitalization stocks over the long term

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o you are seeking a high level of current income
      o you are conservative in your investment approach
      o you seek stability of principal more than growth of capital

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------
                               EQUITY INCOME FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of total return on its assets with an emphasis on income.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets in income producing equity securities including securities convertible into common stock. In making stock selections, the Fund's Adviser looks for securities that have a better yield than the average of the Standard and Poor's Composite 500 Stock Price Index (the "S&P(R) 500 Stock Index"), as well as capital gains potential.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Preferred stocks and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that its portfolio companies will reduce or eliminate the dividend rate on securities held by the Fund. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in the decline in the value of Fund shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o you are a long-term investor
      o you are seeking income as well as growth of capital

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o you are conservative in your investment approach
      o you seek stability of principal more than growth of capital

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          WOODLAND SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small capitalization companies at the time the Fund makes the investment. The Fund invests primarily in the common stocks of companies which the Fund's portfolio manager believes are undervalued. The Fund's Adviser currently characterizes small capitalization companies for this Fund as those with a total market value of $1.5 billion or less at the time of investment. The Adviser looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the portfolio manager may be incorrect in its assessment of the value of the securities the Fund holds, which may result in a decline in the value of Fund shares. The Fund is "non-diversified" which means that the Fund's investments may be concentrated in fewer securities than a "diversified" mutual fund. As a result, an investment in the Fund may entail greater risk than an investment in a "diversified" mutual fund.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o you are a long-term investor
      o you seek growth of capital
      o you believe that the market will favor small capitalization stocks over the long term

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o you are seeking a high level of current income
      o you are conservative in your investment approach
      o you seek stability of principal more than growth of capital

PERFORMANCE:

As of the date of this Prospectus, the Fund was newly organized and had no operations. Accordingly, no performance information has been presented for the Fund.

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------
PERFORMANCE:


The bar charts and tables that follow provide an indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year, and by showing how the Funds' average annual returns for one year, five years, ten years and the life of each Fund, as applicable, compare to those of a broad-based securities market index. As with all mutual funds, the Funds' past performance (before and after taxes) does not predict how the Funds will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions.

           SMALL CAP GROWTH FUND (FOR THE PERIODS ENDED DECEMBER 31)*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994   -2.9%
1995   25.2%
1996   11.9%
1997   36.5%
1998    0.0%
1999   14.2%
2000   11.3%
2001    4.7%
2002   -5.3%
2003   37.6%

------------------------
* The bar chart above shows the total returns for Class AAA Shares (not including sales load). The Class A, Class B and Class C Shares are new classes of the Fund for which performance is not yet available. The Class AAA Shares of the Fund are offered in a separate prospectus. The returns for the Class A, Class B and Class C Shares will be substantially similar to those of the Class AAA Shares shown in the chart above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ.

Class A, B and C Share sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 18.27% (quarter ended June 30, 2003) and the lowest return for a quarter was (20.26)% (quarter ended September 30, 1998).



           AVERAGE ANNUAL TOTAL RETURNS                   PAST         PAST        PAST      SINCE OCTOBER 22,
     (FOR THE PERIODS ENDED DECEMBER 31, 2003)          ONE YEAR    FIVE YEARS   TEN YEARS         1991*
    -------------------------------------------         --------    ----------   ---------   -----------------
The Gabelli Small Cap Growth Fund Class AAA Shares
     Return Before Taxes .............................     37.56%       11.62%       12.39%          15.55%
     Return After Taxes on Distributions .............     37.27%        9.63%       10.06%          13.46%
     Return After Taxes on Distributions
       and Sale of Fund Shares .......................     29.95%        8.92%        9.46%          12.67%
Russell 2000 Index** .................................     47.25%        7.13%        9.47%          11.25%

------------------------
 * From October 22, 1991, the date that the Fund commenced investment operations.
 ** The Russell 2000 Index is an unmanaged index consisting of a broad-base of common stocks. The performance of the Index does not include expenses or fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             EQUITY INCOME FUND (FOR THE PERIODS ENDED DECEMBER 31)*


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994    1.1%
1995   28.3%
1996   17.9%
1997   27.9%
1998   12.6%
1999    9.3%
2000   11.3%
2001   -0.9%
2002   -7.7%
2003   28.3%

------------------------
* The bar chart above shows the total returns for Class AAA Shares (not including sales load). The Class A, Class B and Class C Shares are new classes of the Fund for which performance is not yet available. The Class AAA Shares of the Fund are offered in a separate prospectus. The returns for the Class A, Class B and Class C Shares will be substantially similar to those of the Class AAA Shares shown in the chart above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ.

Class A, B and C Share sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 15.67% (quarter ended June 30, 2003) and the lowest return for a quarter was (13.54)% (quarter ended September 30, 2002).



           AVERAGE ANNUAL TOTAL RETURNS                   PAST         PAST        PAST      SINCE JANUARY 2,
     (FOR THE PERIODS ENDED DECEMBER 31, 2003)          ONE YEAR    FIVE YEARS   TEN YEARS         1992*
    -------------------------------------------         --------    ----------   ---------   ----------------
The Gabelli Equity Income Fund Class AAA Shares
     Return Before Taxes ..............................     28.29%       7.39%       12.14%          12.40%
     Return After Taxes on Distributions ..............     27.94%       5.27%        9.94%          10.40%
     Return After Taxes on Distributions
       and Sale of Fund Shares ........................     22.67%       5.26%        9.51%           9.96%
S&P(R)500 Composite Stock Price Index** ...............     28.67%      (0.57)%      11.06%          10.69%

------------------------
* From January 2, 1992, the date that the Fund commenced investment operations. ** The S&P(R) 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The performance of the Index does not include expenses or fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
        WOODLAND SMALL CAP VALUE FUND (FOR THE PERIOD ENDED DECEMBER 31)*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2003   20.7%

------------------------
* The bar chart above shows the total returns for Class A Shares (not including sales load). The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ.

Class A, B and C Share sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for Class A Shares for a quarter was 14.11% (quarter ended December 31, 2003) and the lowest return for a quarter was (8.00)% (quarter ended March 31, 2003).

                                                                PAST ONE YEAR
           AVERAGE ANNUAL TOTAL RETURNS                      (SINCE DECEMBER 31,
     (FOR THE PERIOD ENDED DECEMBER 31, 2003)                       2002)
    ------------------------------------------               -------------------

The Gabelli Woodland Small Cap Value Fund Class A Shares*
     Return Before Taxes ...................................        13.70%
     Return After Taxes on Distributions ...................        13.57%
     Return After Taxes on Distributions
       and Sale of Fund Shares .............................        10.90%
Class B Shares*
     Return Before Taxes ...................................        20.93%
Class C Shares*
     Return Before Taxes ...................................        20.13%
Russell 2000 Index** .......................................        47.25%

------------------------
* Class A Shares include effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge.
** The Russell 2000 Index is an unmanaged index consisting of a broad-base of common stocks. The performance of the Index does not include expenses or fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUNDS:
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                      CLASS A     CLASS B     CLASS C
                                                       SHARES      SHARES     SHARES
                                                      -------     -------     -------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .............    5.75%(1)    None        None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price(4)) ........    1.00%(2)    5.00%(3)    1.00%(3)

                              SMALL CAP GROWTH FUND
                                                      CLASS A     CLASS B     CLASS C
                                                       SHARES      SHARES     SHARES
                                                      -------     -------     -------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):
Management Fees ...................................    1.00%       1.00%       1.00%
Distribution and Service (Rule 12b-1) Expenses(5) .    0.25%       1.00%       1.00%
Other Expenses ....................................    0.20%       0.20%       0.20%
                                                     ------       -----       -----
Total Annual Operating Expenses ...................    1.45%       2.20%       2.20%
                                                     ======      ======      ======

                               EQUITY INCOME FUND
                                                      CLASS A     CLASS B     CLASS C
                                                       SHARES      SHARES     SHARES
                                                      -------     -------     -------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):
Management Fees ...................................    1.00%       1.00%       1.00%
Distribution and Service (Rule 12b-1) Expenses(5) .    0.25%       1.00%       1.00%
Other Expenses ....................................    0.24%       0.24%       0.24%
                                                     ------       -----       -----
Total Annual Operating Expenses ...................    1.49%       2.24%       2.24%
                                                     ======      ======      ======

                          WOODLAND SMALL CAP VALUE FUND
                                                      CLASS A     CLASS B     CLASS C
                                                       SHARES      SHARES     SHARES
                                                      -------     -------     -------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):
  Management Fees .................................    1.00%       1.00%       1.00%
  Distribution and Service (Rule 12b-1) Expenses(5)    0.25%       1.00%       1.00%
  Other Expenses ..................................   13.80%      13.80%      13.80%
                                                     ------       -----       -----
Total Annual Fund Operating Expenses(6) ...........   15.05%      15.80%      15.80%
                                                     ------       -----       -----
Fee Waiver and Expense Reimbursement(6) ...........  (13.05)%    (13.05)%    (13.05)%
                                                     ------       -----       -----
Net Annual Operating Expenses(6) ..................    2.00%       2.75%       2.75%
                                                     ======      ======      ======

------------------------
(1) The sales charge declines as the amount invested increases.
(2) If no sales charge was paid at the time of purchase as part of an investment that is greater than $2,000,000, shares redeemed within twenty-four months of such purchase may be subject to a deferred sales charge of 1.00%.
(3) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase.
(4) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower.
(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
(6) The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at 2.00%, 2.75% and 2.75% on an annualized basis for Class Class A, Class B and Class C shares, respectively. This arrangement will continue until at least through September 30, 2004. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 2.00%, 2.75% and 2.75% on an annualized basis for Class A, Class B and Class C shares, respectively.


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
EXPENSE EXAMPLE:
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Funds for the time periods shown, (2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year and (4) the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              SMALL CAP GROWTH FUND

                                   1 YEAR      3 YEARS      5 YEARS    10 YEARS
                                   ------      -------      -------    --------
Class A Shares
 - assuming redemption .........     $714       $1,007       $1,322      $2,210
 - assuming no redemption ......     $714       $1,007       $1,322      $2,210
Class B Shares
 - assuming redemption .........     $723         $988       $1,380      $2,344
 - assuming no redemption ......     $223         $688       $1,180      $2,344
Class C Shares
 - assuming redemption .........     $323         $688       $1,180      $2,534
 - assuming no redemption ......     $223         $688       $1,180      $2,534

                               EQUITY INCOME FUND

                                   1 YEAR      3 YEARS      5 YEARS    10 YEARS
                                   ------      -------      -------    --------
Class A Shares
 - assuming redemption .........     $718       $1,019       $1,341      $2,252
 - assuming no redemption ......     $718       $1,019       $1,341      $2,252
Class B Shares
 - assuming redemption .........     $727       $1,000       $1,400      $2,386
 - assuming no redemption ......     $227         $700       $1,200      $2,386
Class C Shares
 - assuming redemption .........     $327         $700       $1,200      $2,575
 - assuming no redemption ......     $227         $700       $1,200      $2,575

                          WOODLAND SMALL CAP VALUE FUND

                                   1 YEAR      3 YEARS      5 YEARS    10 YEARS
                                   ------      -------      -------    --------
Class A Shares
 - assuming redemption .........     $766       $3,402       $5,535      $9,251
 - assuming no redemption ......     $766       $3,402       $5,535      $9,251
Class B Shares
 - assuming redemption .........     $778       $3,470       $5,670      $9,318
 - assuming no redemption ......     $278       $3,170       $5,470      $9,318
Class C Shares
 - assuming redemption .........     $378       $3,170       $5,470      $9,370
 - assuming no redemption ......     $278       $3,170       $5,470      $9,370


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INVESTMENT AND RISK INFORMATION


The investment policy of each of the Small Cap Growth Fund, the Equity Income Fund and the Small Cap Value Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Directors without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy.

SMALL CAP GROWTH FUND/WOODLAND SMALL CAP VALUE FUND

In selecting investments for the Small Cap Growth Fund and Woodland Small Cap Value Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets and rising free cash flow and earnings. The Adviser's goal is to invest long term in the stocks of companies trading at reasonable valuations relative to perceived economic worth.


Frequently, smaller companies exhibit one or more of the following traits:

      o New products or technologies
      o New distribution methods
      o Rapid changes in industry conditions due to regulatory or other developments
      o Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

EQUITY INCOME FUND

In selecting investments for the Equity Income Fund, the Adviser focuses on issuers that:

      o have strong free cash flow and pay regular dividends
      o have potential for long-term earnings per share growth
      o may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business
      o are well-managed
      o will benefit from sustainable long-term economic dynamics, such as globalization of an issuer's industry or an issuer's increased focus on productivity or enhancement of services.

The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Equity Income Fund's assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.


The Funds may also use the following investment technique:


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

      o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Funds may temporarily invest all or a portion of their assets in defensive investments. Such investments include fixed income securities or high quality money market instruments. When following a defensive strategy, the Funds will be less likely to achieve their investment goals.

Investing in the Funds involve the following risks:

      o EQUITY RISK. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.


      o VALUE INVESTING RISK. Each Fund invests in "value" stocks. The portfolio manager may be wrong in the assessment of a company's value and the stocks the Fund holds may not reach what the portfolio manager believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Fund's relative performance may suffer.

      o FUND AND MANAGEMENT RISK.

          o SMALL CAP GROWTH FUND AND WOODLAND SMALL CAP VALUE FUND ONLY -- The Funds invest in stocks issued by smaller companies. Each Fund's price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the portfolio manager's assesment of the value of the securities each Fund holds is incorrect, or the events expected to increase value do not occur, then the value of the Fund's shares may decline.

          o EQUITY INCOME FUND ONLY -- The Fund invests in stocks issued by companies believed by the portfolio manager to be undervalued and that have the potential to achieve significant capital appreciation. If the portfolio manager is incorrect in its assessment of the values of the securities it holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.

      o SMALL CAPITALIZATION COMPANY RISK. SMALL CAP GROWTH FUND AND WOODLAND SMALL CAP VALUE FUND ONLY -- Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.


      o INTEREST RATE RISK AND CREDIT RISK. EQUITY INCOME FUND ONLY -- Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

      o LOW CREDIT QUALITY RISK. EQUITY INCOME FUND ONLY -- Lower rated convertible securities are subject to greater credit risk, greater price volatility and a greater risk of loss than investment

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        grade securities. There may be less of a market for lower rated convertible securities, which could make it harder to sell them at an acceptable price.


      o NON-DIVERSIFICATION. WOODLAND SMALL CAP VALUE FUND ONLY -- The Fund is classified as a "non-diversified" investment company. Because the Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater extent than a "diversified" mutual fund, an investment in the Fund may present greater risk to an investor than an investment in a diversified mutual fund because the investment risk may be concentrated in fewer securities.

                             MANAGEMENT OF THE FUNDS

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment program under the supervision of the Funds' Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended September 30, 2003, each of the Small Cap Growth and Equity Income Funds paid the Adviser a fee equal to 1.00% of the value of its average daily net assets. With respect to the Woodland Small Cap Value Fund, as compensation for its services and the related expenses borne by the Adviser, the Fund is contractually obligated to pay the Adviser a fee equal to 1.00% per year of the value of the Fund's average daily net assets. For the fiscal period from the Fund's commencement of operations through September 30, 2003, the Adviser waived fees and reimbursed expenses of the Woodland Small Cap Value Fund.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses to the extent necessary to maintain Total Annual Fund
Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 2.00% for Class A Shares and 2.75% for Class B Shares and Class C Shares. The fee waiver and expense reimbursement arrangement will continue until at least through September 30, 2004. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed 2.00% for Class A Shares and 2.75% for Class B Shares and Class C Shares.

THE PORTFOLIO MANAGERS. Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the Small Cap Growth Fund and Equity Income Fund. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser and its predecessor since inception, as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO Investors, Inc., a wholly owned subsidiary of GBL, and is an officer or director of various other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.

Elizabeth M. Lilly, CFA, is primarily responsible for the day-to-day management of the Woodland Small Cap Value Fund. In November 2002, Ms. Lilly joined Gabelli Asset Management Inc. as Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Investors, Inc. Prior to November 2002, Ms. Lilly was a Managing Partner of Woodland Partners LLC since 1996.


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
                                CLASSES OF SHARES
Three classes of the Funds' shares are offered in this prospectus -- Class A Shares, Class B Shares and Class C Shares. The table below summarizes the differences among the classes of shares.

      o A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.

      o A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

      o A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.


------------------------------------------------------------------------------------------------------------------
                                   CLASS A SHARES               CLASS B SHARES             CLASS C SHARES
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Front-End Sales Load?       Yes. The percentage declines    No.                        No.
                            as the amount invested
                            increases.
------------------------------------------------------------------------------------------------------------------
Contingent Deferred         Yes, for shares redeemed        Yes, for shares redeemed   Yes, for shares redeemed
Sales Charge?               within twenty-four months       within seventy-two months  within twelve months
                            after purchase as part of an    after purchase. Declines   after purchase.
                            investment greater than $2      over time.
                            million if no front-end
                            sales charge was paid at the
                            time of purchase.
------------------------------------------------------------------------------------------------------------------
Rule 12b-1 Fee              0.25%                           1.00%                      1.00%
------------------------------------------------------------------------------------------------------------------
Convertible to Another      No.                             Yes. Automatically         No.
Class?                                                      converts to Class A
                                                            Shares approximately
                                                            ninety-six months
                                                            after purchase.
------------------------------------------------------------------------------------------------------------------
Fund Expense Levels         Lower annual expenses           Higher annual expenses     Higher annual expenses
                            than Class B or Class C         than Class A Shares.       than Class A Shares.
                            Shares.
------------------------------------------------------------------------------------------------------------------


In selecting a class of shares in which to invest, you should consider

      o the length of time you plan to hold the shares

      o the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value

      o whether you qualify for a reduction or waiver of the Class A sales charge

      o that Class B Shares convert to Class A Shares approximately ninety-six months after purchase

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              IF YOU...                         THEN YOU SHOULD CONSIDER...
--------------------------------------------------------------------------------
o do not qualify for a reduced or waived        purchasing Class C Shares
  front-end sales load and intend to hold       instead of either Class A
  your shares for only a few years              Shares or Class B Shares
--------------------------------------------------------------------------------
o do not qualify for a reduced or waived        purchasing Class B Shares
  front-end sales load and intend to hold       instead of either Class A
  your shares for several years                 Shares or Class C Shares
--------------------------------------------------------------------------------
o do not qualify for a reduced or waived        purchasing Class A Shares
  front-end sales load and intend to hold
  your shares indefinitely
--------------------------------------------------------------------------------

SALES CHARGE -- CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

                                      SALES CHARGE     SALES CHARGE      REALLOWANCE
                                       AS % OF THE        AS % OF            TO
AMOUNT OF INVESTMENT                 OFFERING PRICE*  AMOUNT INVESTED  BROKER-DEALERS
--------------------                 ---------------  ---------------  --------------
Under $50,000 .....................      5.75%             6.10%            5.00%
$50,000 but under $100,000 ........      4.50%             4.71%            3.75%
$100,000 but under $250,000 .......      3.50%             3.62%            2.75%
$250,000 but under $500,000 .......      2.50%             2.56%            2.00%
$500,000 but under $1 million .....      2.00%             2.04%            1.75%
$1 million but under $2 million ...      1.00%             1.01%            1.00%
$2 million ........................      0.00%             0.00%            1.00%

------------------------
 * Includes  Front-end sales load

SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES:

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

1. VOLUME DISCOUNTS. In order to determine whether you qualify for a volume discount under the sales charge schedule above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other investment company managed by the Adviser or its affiliates that are held in any of the forgoing accounts. You may base your eligibility on the current value of these holdings. For example, if you own Class A Shares of the Funds that have an aggregate value of $100,000, and make an additional investment in Class A Shares of the Funds of $4,000, the sales charge applicable to the additional investment would be 3.50%, rather than the 5.75% normally charged on a $4,000 purchase. Your broker may require you to document holdings from other accounts, which may include accounts at other brokers.

2. LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of a Fund and submit a Letter of Intent to your broker or Gabelli & Company, Inc. the Funds' distributor (the "Distributor"), you may make purchases of Class A Shares of that Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. You will have to pay sales charges at the

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
higher rate if you fail to honor your Letter of Intent. For more information on the Letter of Intent, call your broker.

3. INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of the Funds may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Funds by merger, acquisition of assets or otherwise; (2) shareholders who have redeemed shares in the Funds and who wish to reinvest in the Funds, provided the reinvestment is made within 45 days of the redemption; (3) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (4) qualified employee benefit plans established pursuant to
Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (5) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Funds (plan sponsors are encouraged to notify the Funds' Distributorwhen they first satisfy these requirements); (6) any unit investment trusts registered under the Investment Company Act of 1940 (the "1940 Act") which have shares of the Funds as a principal investment; (7) financial institutions purchasing Class A Shares of the Funds for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Funds' Distributor; and (8) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under any of the categories described above should contact their brokerage firm.

CONTINGENT DEFERRED SALES CHARGES.

You will pay a CDSC when you redeem:


      o Class A Shares within approximately twenty-four months of buying them as part of an investment greater than $2 million if no front-end sales charge was paid at the time of purchase
      o Class B Shares within approximately seventy-two months of buying them
      o Class C Shares within approximately twelve months of buying them


The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. The CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.

                                                               CLASS B SHARES
                  YEARS SINCE PURCHASE                              CDSC
                  --------------------                         --------------
                  First                                             5.00%
                  Second                                            4.00%
                  Third                                             3.00%
                  Fourth                                            3.00%
                  Fifth                                             2.00%
                  Sixth                                             1.00%
                  Seventh and thereafter                            0.00%

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of the Funds to brokers at the time of sale that initiate and are responsible for purchases of such Class B Shares of the Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Funds to brokers at the time of sale that initiate and are responsible for purchase of such Class C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:


      o redemptions and distributions from retirement plans made after the death or disability of a shareholder
      o minimum required distributions made from an IRA or other retirement plan account after you reach age 591/2
      o involuntary  redemptions made by the Fund
      o a distribution from a tax-deferred retirement plan after your retirement
      o returns of excess contributions to retirement plans following the shareholder's death or disability


CONVERSION FEATURE -- CLASS B SHARES:

      o Class B Shares automatically convert to Class A Shares of the Funds on the first business day of the ninety-seventh month following the month in which you acquired such shares.
      o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.
      o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
      o The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.
      o If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Board of Directors may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

RULE 12B-1 PLAN. The Funds have adopted a plan under Rule 12b-1 (the "Plan") for each of their classes of shares. Under the Plan, the Funds may use their assets to finance activities relating to the sale of their shares and the provision of certain shareholder services.

--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
For the classes covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:

                                   CLASS A           CLASS B           CLASS C
                                   -------           -------           -------
Service Fees ...................    0.25%             0.25%             0.25%
Distribution Fees ..............    None              0.75%             0.75%

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                               PURCHASE OF SHARES


You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through registered broker-dealers or other financial intermediaries that have entered into selling agreements with the Funds' Distributor.


The broker-dealer or other financial intermediary will transmit a purchase order and payment to State Street Bank and Trust Company ("State Street") on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Funds.

      o BY MAIL OR IN PERSON. Your broker-dealer or financial consultant can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

        BY MAIL                                         BY PERSONAL DELIVERY
        -------                                         --------------------
        THE GABELLI FUNDS                               THE GABELLI FUNDS
        P.O. BOX 8308                                   C/O BFDS
        BOSTON, MA 02266-8308                           66 BROOKS DRIVE
                                                        BRAINTREE, MA 02184

      o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI(800-422-3554)to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                         RE: THE GABELLI _________ FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

        If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell their shares at the net asset value next determined after the Funds receive your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares. See "Pricing of Fund Shares" for a description of the calculation of the net asset value as described under "Classes of Shares-Class A Shares."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum subsequent investment requirement. Broker-dealers may have different minimum investment requirements.


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRA, "Roth" IRA and "Coverdell" Education SavingsPlans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.


TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Funds' minimum purchase requirements.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Corporation, on behalf of the Funds, to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Corporation reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Corporation and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission orders the Funds to suspend redemptions.

--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
The Funds redeem their shares at the net asset value next determined after the Funds receive your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges". See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the net asset value next determined (less any applicable CDSC) after State Street receives the request. If you hold share certificates, you must present the certificates endorsed for transfer.

In the event that you wish to redeem shares and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.


INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected at the net asset value next determined after a Fund receives the request. If you request redemption proceeds by check, the Funds will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Funds will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund(s) you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call your broker. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market funds or the Fund(s) (after re-exchange into the Fund(s)), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund.

In effecting an exchange:


          o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

          o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          o you may realize a taxable gain or loss.

          o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus.

You may exchange shares by telephone, by mail, over the Internet or through a registered broker-dealer or other financial intermediary.

      o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

      o EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

      o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Funds may impose limitations from time to time on Internet exchanges.

The Funds may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It is in addition to the sales charges and other costs described in this prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The net asset value per share is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share of each class of each Fund is computed by dividing the value of the applicable Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The Funds use market quotations in valuing their portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represents fair value. The price of Fund shares for the purposes of purchase and redemption orders will be based upon the calculation of net asset value per share next made as of a time after the time as of which the purchase or redemption order is received in proper form.


                           DIVIDENDS AND DISTRIBUTIONS
The Funds intend to pay dividends monthly for the Equity Income Fund and annually for the Small Cap Growth Fund and Woodland Small Cap Value Fund and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Funds automatically reinvested at net asset value in additional shares of the Funds. You will make an election to receive div-

--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------

idends and distributions in cash or Fund(s) shares at the time you purchase your shares. You may change this election by notifying the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares.

                                 TAX INFORMATION
The Funds expect that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (i.e. gains from assets held by the Funds for one year or less) are taxable to you as ordinary income except that qualifying dividends are eligible for a reduced rate. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal, state or local taxes. A redemption of the Fund's shares or an exchange of the Funds' shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

                            MAILINGS TO SHAREHOLDERS
In our continuing efforts to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings in accordance with your instructions within 30 days of your request.

                              FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the financial performance of the Woodland Small Cap Value Fund for the period shown. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund's shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Funds' financial statements and related notes are included in each Fund's annual report, which is available upon request. The Class A, Class B and Class C Shares of the Small Cap Growth Fund and Equity Income Fund have not previously been offered and therefore do not have a previous financial history.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GABELLI WOODLAND SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of Common Stock outstanding throughout each period:

                                OPERATING PERFORMANCE
                 ----------------------------------------------------
                                               NET
                                            REALIZED
                  NET ASSET        NET         AND            TOTAL           NET               NET ASSETS,
                    VALUE,     INVESTMENT  UNREALIZED         FROM       ASSET VALUE,             END OF
PERIOD ENDED      BEGINNING      INCOME   GAIN (LOSS) ON   INVESTMENT       END OF      TOTAL     PERIOD
SEPTEMBER 30     OF PERIOD(A)   (LOSS)(C)  INVESTMENTS     OPERATIONS       PERIOD     RETURN+  IN (000'S)
------------     ------------  ---------- --------------   ----------    ------------  -------  -----------
CLASS A
2003                 $10.00      $(0.07)       $0.64           $0.57        $10.57      5.70%      $   3
CLASS B
2003                 $10.00      $(0.12)       $0.71           $0.59        $10.59      5.90%      $ 0.1
CLASS C
2003                 $10.00      $(0.11)       $0.66           $0.55        $10.55      5.50%      $ 118

                         RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                 -----------------------------------------------------------------

                     NET
                  INVESTMENT        EXPENSES            EXPENSES
                 INCOME (LOSS)       NET OF              BEFORE          PORTFOLIO
PERIOD ENDED      TO AVERAGE        WAIVERS/            WAIVERS/         TURNOVER
SEPTEMBER 30     NET ASSETS(D)  REIMBURSEMENTS(D)  REIMBURSEMENTS(B)(D)    RATE
------------     -------------  -----------------  --------------------  ---------
CLASS A
2003               (0.97)%            2.00%               15.05%            39%
CLASS B
2003               (1.72)%            2.75%               15.80%            39%
CLASS C
2003               (1.72)%            2.75%               15.80%            39%

--------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  As of December 31, 2002.
(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c) Per share amounts have been calculated using the monthly average shares outstanding method.
(d)  Annualized.

--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?


We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                         THE GABELLI EQUITY INCOME FUND
                    THE GABELLI WOODLAND SMALL CAP VALUE FUND
                              CLASS A, B, C SHARES
--------------------------------------------------------------------------------


FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Each Fund's semi-annual and audited annual reports to shareholders contain additional information on the Funds' investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
 You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Funds by contacting:

                        Gabelli Equity Series Funds, Inc.

                              One Corporate Center

                               Rye, NY 10580-1422

                      Telephone: 800-GABELLI (800-422-3554)

                                 www.gabelli.com
--------------------------------------------------------------------------------

You can review and/or copy the Funds' prospectuses, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

      o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 202-942-8090.

      o Free from the EDGAR Database on the Commission's website at www.sec.gov.



(Investment Company Act File No. 811-06367)

                        GABELLI EQUITY SERIES FUNDS, INC.
                         THE GABELLI EQUITY INCOME FUND
                        THE GABELLI SMALL CAP GROWTH FUND
                    THE GABELLI WOODLAND SMALL CAP VALUE FUND

                       Statement of Additional Information


                                February 2, 2004

This Statement of Additional Information ("SAI"), which is not a prospectus, describes:

   o    The Gabelli Equity Income Fund ("Equity Income Fund")
   o    The Gabelli Small Cap Growth Fund ("Small Cap Growth Fund")
   o    The Gabelli Woodland Small Cap Value Fund ("Woodland Small Cap Value
        Fund")

(each a "Fund" and together the "Funds") which are series of Gabelli Equity Series Funds, Inc., a Maryland corporation (the "Corporation"). This SAI should be read in conjunction with the Prospectuses for Class A, Class B, Class C, and Class AAA Shares of the Equity Income Fund, Small Cap Growth Fund and Woodland
Small Cap Value Fund dated February 2, 2004. For a free copy of the Prospectuses, please contact the Funds at the address, telephone number or Internet Web site printed below.

                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                                 www.gabelli.com


                                TABLE OF CONTENTS
                                                                        PAGE
                                                                        ----
       General Information.................................................2
       Investment Strategies and Risks.....................................2
       Investment Restrictions.............................................9
       Directors and Officers.............................................12
       Control Persons and Principal Shareholders.........................19
       Investment Advisory and Other Services ............................20
       Distribution Plan..................................................24
       Portfolio Transactions and Brokerage...............................25
       Redemption of Shares...............................................28
       Determination of Net Asset Value...................................28
       Dividends, Distributions and Taxes.................................29
       Investment Performance Information.................................32
       Description of the Funds' Shares...................................33
       Financial Statements...............................................34
       Appendix A........................................................A-1

                               GENERAL INFORMATION

The Corporation is an open-end, management investment company organized under the laws of the State of Maryland on July 25, 1991. The Equity Income Fund, the Small Cap Growth Fund and the Woodland Small Cap Value Fund are each a series of the Corporation and commenced operations on January 2, 1992, October 22, 1991 and December 31, 2002, respectively. The Equity Income Fund and Small Cap Growth Fund are each classified as a diversified investment company and the Woodland Small Cap Value Fund is classified as a "non-diversified" investment company.

                         INVESTMENT STRATEGIES AND RISKS

The Funds' Prospectuses discuss the investment objective of each Fund and the principal strategies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize and certain risks associated with such investments and strategies.

EQUITY SECURITIES

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally speaking the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tend to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors.

Gabelli Funds, LLC (the "Adviser") believes that opportunities for capital appreciation may be found in the preferred stock and convertible securities of companies. This is particularly true in the case of companies that have performed below expectations at the time the preferred stock or convertible security was issued. If the company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. Many convertible securities are not investment grade, that is, not rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") and not considered by the Adviser to be of similar quality. There is no minimum credit rating for these securities in which the Fund may invest. Preferred stocks and convertible securities have many of the same characteristics and risks as nonconvertible debt securities described below.

NONCONVERTIBLE DEBT SECURITIES

Under normal market conditions, each Fund may invest up to 20% of its total assets in lower quality nonconvertible debt securities. These securities include preferred stocks, bonds, debentures, notes, asset- and mortgage- backed securities and money market instruments such as commercial paper and bankers' acceptances. There is no minimum credit rating for these securities in which the Funds may invest. Accordingly, the Funds could invest in securities in default although the Funds will not invest more than 5% of its assets in such securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's and S&P respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The Funds will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect each Fund's net asset value. In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the "Code"), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Funds' portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Corporation's Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

SECURITIES SUBJECT TO REORGANIZATION

Subject to each Fund's policy of investing at least 80% of its net assets in income producing equity securities (Equity Income Fund) or small company equity securities (Small Cap Growth Fund and Woodland Small Cap Value Fund), each Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer or and the dynamics and business climate when the offer of proposal is in process. In making the investments each Fund will not violate any of its investment restrictions (see below, "Investment Restrictions") including the requirement that, (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer (Equity Income Fund and Small Cap Growth Fund only) and (b) it will not invest more than 25% of its total assets in any one industry. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Funds thereby increasing their brokerage and other transaction expenses (see "Dividends, Distributions and "Taxes" in this SAI).

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (EQUITY INCOME FUND AND SMALL CAP GROWTH FUND ONLY)

Prepayments of principal may be made at any time on the obligations underlying asset- and most mortgage- backed securities and are passed on to the holders of the asset- and mortgage- backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce, and slower than expected prepayments will increase, yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

FOREIGN SECURITIES

The Equity Income Fund and the Small Cap Growth Fund may invest up to 35% of its total assets, and the Woodland Small Cap Value Fund may invest without limit in the securities of non-U.S. issuers. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates (which the Equity Income Fund and Small Cap Growth Fund will not seek to hedge), future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Funds' performance.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Funds or the investor.

HEDGING TRANSACTIONS

OPTIONS. Each Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of the Fund's portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price.

If a Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when a Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on a Fund the credit risk that the counterparty will fail to honor its obligations. Each Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission ("CFTC") each Fund is limited to an investment not in excess of 5% of its total assets.

FUTURES CONTRACTS. Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government Securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC, an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of each Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

CURRENCY TRANSACTIONS. Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. Each Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security a Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. Each Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

UNSEASONED COMPANIES. The Small Cap Growth Fund and the Woodland Small Cap Value Fund may invest in securities of unseasoned companies, which generally have limited liquidity, more speculative prospects and price volatility. The Small Cap Growth Fund will not invest more than 10% its of assets (at the time of purchase) in securities of companies (including predecessors) that have operated less than three years.

OTHER INVESTMENT COMPANIES

The Small Cap Growth Fund and the Woodland Small Cap Value Fund each may invest up to 10% of its total assets in other investment companies (not more than 5% of its total assets may be invested in any one investment company and it may not invest in more that 3% of the voting securities of any one investment company).

WARRANTS AND RIGHTS

Each Fund may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. With respect to the Equity Income Fund and Small Cap Growth Fund, an investment in warrants and rights is limited to up to 5% of each Fund's total assets.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

Each Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Funds prior to the settlement date. Each Fund will segregate with its Custodian (as hereinafter defined) cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

SHORT SALES

Each Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

With respect to the Equity Income Fund and Small Cap Growth Fund, the market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. With respect to all Funds, a Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Funds may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Funds own or have the immediate and unconditional right to acquire at no additional cost the identical security.

RESTRICTED AND ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in securities the markets for which are illiquid. Illiquid securities include most of the securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("SEC") may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by a Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Funds may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet certain creditworthiness standards ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Corporation's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked-to-market daily. Such agreements permit a Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Funds will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

LOANS OF PORTFOLIO SECURITIES

To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

BORROWING

The Funds may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund's assets after giving effect to the borrowing. The Funds will not make additional investments when borrowings exceed 5% of assets. The Funds may mortgage, pledge or hypothecate assets to secure such borrowings.

TEMPORARY DEFENSIVE INVESTMENTS

For temporary  defensive  purposes each Fund may invest up to 100% of its assets
in  nonconvertible   fixed  income  securities  or  high  quality  money  market instruments.

PORTFOLIO TURNOVER

The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. Each Fund's portfolio turnover is expected to be less than 100%.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

Portfolio turnover may vary from year to year, as well as within a year. For the fiscal years ended September 30, 2003, 2002 and 2001, the turnover rates were 27%, 12% and 41%, respectively, in the case of the Equity Income Fund, and 4%, 10% and 17%, respectively, in the case of the Small Cap Growth Fund. For the period ended September 30, 2003, the turnover rate was 39% for the Woodland Small Cap Value Fund.

                             INVESTMENT RESTRICTIONS

Each Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of a majority of the applicable Fund's shareholders defined in the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are represented in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of a Fund will not be considered a deviation from policy.

EQUITY INCOME FUND AND SMALL CAP GROWTH FUND

Under such restrictions, each of these Funds may not:

     (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof;

     (2) invest 25% or more of the value of its total assets in any one industry;

     (3) issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33-1/3% of its total (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that a Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. A Fund's obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

     (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

     (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

     (6) invest for the purpose of exercising control over management of any company;

     (7)  purchase  real  estate  or  interests   therein,   including   limited
partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities and similar instruments; or

     (8) purchase or sell commodities or commodity contracts except for hedging purposes or invest in any oil, gas or mineral interests.

WOODLAND SMALL CAP VALUE FUND

Under such restrictions, the Fund may not:

     (1) invest 25% o r more of the value of its total assets in any one industry;

     (2) issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33-1/3% of its total (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

     (3) make loans of money or property to any person, except through loans of portfolio assets, the purchase of debt instruments or the acquisition of assets subject to repurchase agreements;

     (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

     (5) invest for the purpose of exercising day-to-day operating control over management of any company;

     (6) purchase real estate or interests therein, which does not include securities or other instruments issued by companies that invest primarily in real estate; or

     (7) purchase or sell commodities or commodity contracts or invest in any oil, gas or mineral interests except in each case to the extent the Fund would not be required to register as a commodity pool.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Corporation's Board of Directors is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Board also elects the Funds' officers who conduct the daily business of the Funds. Information pertaining to the Directors and executive officers of the Corporation is set forth below.


                                    TERM OF       NUMBER OF
                                    OFFICE        FUNDS IN
                                      AND           FUND
   NAME, POSITION(S)               LENGTH OF       COMPLEX
       ADDRESS 1                     TIME         OVERSEEN           PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
        AND AGE                    SERVED 2      BY DIRECTOR         DURING PAST FIVE YEARS             HELD BY DIRECTOR 3
   -----------------               ---------     -----------         ----------------------            -------------------
INTERESTED
DIRECTORS 4:
------------

MARIO J. GABELLI                     Since           24        Chairman of the Board and Chief       Director of Morgan Group
Director and Chairman of the          1991                     Executive Officer of Gabelli Asset    Holdings, Inc.
Board                                                          Management Inc. and Chief             (transportation
Age: 61                                                        Investment Officer of Gabelli         services); Vice Chairman
                                                               Funds, LLC and GAMCO Investors,       of Lynch Corporation
                                                               Inc. Vice-Chairman and Chief          (diversified
                                                               Executive Officer of Lynch            manufacturing)
                                                               Interactive Corporation
                                                               (multimedia and services)

JOHN D. GABELLI                      Since           10        Senior Vice President of Gabelli &              ---
Director                              1991                     Company, Inc.; Director of Gabelli
Age: 59                                                        Advisers, Inc.

KARL OTTO POHL                       Since           33        Member of the Shareholder             Director of Gabelli
Director                              1992                     Committee of Sal Oppenheim Jr. &      Asset Management Inc.
Age: 74                                                        Cie (private investment bank);        (investment management);
                                                               Former President of the Deutsche      Chairman, Incentive
                                                               Bundesbank and Chairman of its        Capital and Incentive
                                                               Central Bank Council (1980-1991)      Asset Management
                                                                                                     (Zurich); Director at
                                                                                                     Sal Oppenheim Jr. & Cie,
                                                                                                     Zurich

                                    TERM OF       NUMBER OF
                                    OFFICE        FUNDS IN
                                      AND           FUND
   NAME, POSITION(S)               LENGTH OF       COMPLEX
       ADDRESS 1                     TIME         OVERSEEN           PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
        AND AGE                    SERVED 2      BY DIRECTOR         DURING PAST FIVE YEARS             HELD BY DIRECTOR 3
   -----------------               ---------     -----------         ----------------------            -------------------
NON-INTERESTED
DIRECTORS:
--------------

ANTHONY J. COLAVITA                 Since 1991        35        President and Attorney at Law in                ---
Director                                                        the law firm of Anthony J.
Age: 68                                                         Colavita, P.C.

VINCENT D. ENRIGHT                  Since 1991        12        Former Senior Vice President and                ---
Director                                                        Chief Financial Officer of KeySpan
Age: 60                                                         Energy Corporation


ROBERT J. MORRISSEY                 Since 1991        10        Partner in the law firm of                      ---
Director                                                        Morrissey, Hawkins & Lynch
Age: 64

ANTHONY R. PUSTORINO                Since 1991        17        Certified Public Accountant;             Director of Lynch
Director                                                        Professor Emeritus, Pace              Corporation (diversified
Age: 78                                                         University                                manufacturing)

ANTHONIE C. VAN EKRIS               Since 1991        20        Managing Director of BALMAC              Director of Aurado
Director                                                        International, Inc. (consulting)          Exploration Inc.
Age: 69                                                                                                (oil & gas operations)

SALVATORE J. ZIZZA                  Since 2001        11        Chairman, Hallmark Electrical         Director of Hollis Eden
Director                                                        Suppliers Corp.; Former Executive         Pharmaceuticals.
Age: 58                                                         Vice President of FMG Group (OTC),
                                                                a healthcare provider

                                    TERM OF
                                    OFFICE
                                      AND
   NAME, POSITION(S)               LENGTH OF
       ADDRESS 1                     TIME                 PRINCIPAL OCCUPATION(S)
        AND AGE                    SERVED 2               DURING PAST FIVE YEARS
   -----------------               ---------              ----------------------
OFFICERS:
---------

BRUCE N. ALPERT                    Since 2003    Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC
President and Principal                          since 1988 and an officer of all mutual Funds advised by Gabelli Funds, LLC
Financial Officer                                and its affiliates.] Director and President of Gabelli Advisers, Inc.
Age: 52

JAMES E. MCKEE                     Since 1995    Vice President, General Counsel and Secretary of Gabelli Asset Management
Secretary                                        Inc. since 1999 and GAMCO Investors, Inc. since 1993; Secretary of all
Age: 40                                          mutual funds advised by Gabelli Advisers, Inc. and Gabelli Funds, LLC

1  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2  Each Director  will hold office for an indefinite  term until the earliest of
   (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation.
3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.
4 "Interested person" of the Fund as defined in the 1940 Act. Mario J. Gabelli, John D. Gabelli and Karl Otto Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC, which acts as investment adviser to the Fund. Mario J. Gabelli and John D. Gabelli are brothers.


STANDING BOARD COMMITTEES

The Board of Directors has established three standing committees in connection with their governance of the Corporation - Audit, Nominating and Proxy Voting.

The Corporation's Nominating Committee consists of two members: Messrs. Colavita (Chairman) and Morrissey, who are not "interested persons" of the Corporation as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Corporation. The Nominating
Committee did not meet during the fiscal year ended September 30, 2003. The Corporation does not have a standing compensation committee.

The Corporation's Audit Committee consists of two members: Messrs. Pustorino (Chairman) and Enright, who are not "interested persons" of the Corporation as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Corporation on November 19, 2003. As set forth in the Charter, the function of the Audit Committee is oversight; it is managements' responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants' responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Corporation, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Corporation's independent accountants. During the fiscal year ended September 30, 2003, the Audit Committee met twice.

The Proxy Voting Committee consists of three members: Messrs. Pustorino (Chairman), Morrissey and Zizza, who are not "interested persons" as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Corporation's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The Proxy Voting Committee meets periodically on an as needed basis to consider certain proxy related materials. The Proxy Voting Committee did not meet during the fiscal year ended September 30, 2003.

DIRECTOR OWNERSHIP OF FUND SHARES

     Set forth in the table below is the dollar range of equity securities in the Funds and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director as of December 31, 2003.

                                                                                  DOLLAR RANGE OF   AGGREGATE DOLLAR
                                                                                  EQUITY            RANGE OF EQUITY
                                                                                  SECURITIES HELD   SECURITIES HELD IN
    NAME OF DIRECTOR                                   FUND                       IN EACH FUND*     FUND COMPLEX*
    ----------------                                   ----                       ------------      ------------

    INTERESTED
    DIRECTORS:

    Mario J. Gabelli             The Gabelli Equity Income Fund                          E
                                 The Gabelli Small Cap Growth Fund                       E                   E
                                 The Gabelli Woodland Small Cap Value Fund               E

    John D. Gabelli              The Gabelli Equity Income Fund                          B
                                 The Gabelli Small Cap Growth Fund                       D                   D
                                 The Gabelli Woodland Small Cap Value Fund               B

    Karl Otto Pohl               The Gabelli Equity Income Fund                          A
                                 The Gabelli Small Cap Growth Fund                       A                   A
                                 The Gabelli Woodland Small Cap Value Fund               A

                                                                                  DOLLAR RANGE OF   AGGREGATE DOLLAR
                                                                                  EQUITY            RANGE OF EQUITY
                                                                                  SECURITIES HELD   SECURITIES HELD IN
    NAME OF DIRECTOR                                   FUND                       IN EACH FUND*     FUND COMPLEX*
    ----------------                                   ----                       ------------      ------------

    NON-INTERESTED
    DIRECTORS:

    Anthony J. Colavita          The Gabelli Equity Income Fund                          C
                                 The Gabelli Small Cap Growth Fund                       D                   E
                                 The Gabelli Woodland Small Cap Value Fund               A

    Vincent D. Enright           The Gabelli Equity Income Fund                          C
                                 The Gabelli Small Cap Growth Fund                       D                   E
                                 The Gabelli Woodland Small Cap Value Fund               B

    Robert J. Morrisey           The Gabelli Equity Income Fund                          C
                                 The Gabelli Small Cap Growth Fund                       C                   D
                                 The Gabelli Woodland Small Cap Value Fund               A

    Anthony R. Pustorino**       The Gabelli Equity Income Fund                          B
                                 The Gabelli Small Cap Growth Fund                       B                   E
                                 The Gabelli Woodland Small Cap Value Fund               A

    Anthonie C. van Ekris        The Gabelli Equity Income Fund                          E
                                 The Gabelli Small Cap Growth Fund                       E                   E
                                 The Gabelli Woodland Small Cap Value Fund               D

    Salvatore J. Zizza           The Gabelli Equity Income Fund                          A
                                 The Gabelli Small Cap Growth Fund                       E                   E
                                 The Gabelli Woodland Small Cap Value Fund               A

------------------
*    KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2003
A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   Over $100,000
** Mr. Pustorino beneficially owns less than 1% of the common stock of Lynch Corporation having a value of $10,450 as of December 31, 2003. Lynch Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.

DIRECTOR AND OFFICER COMPENSATION

     The Corporation pays each Director who is not an employee of the Adviser or an affiliated company an annual fee of $6,000 and $1,000 for each regular meeting of the Board of Directors attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Corporation pays each Director serving as a member of the Audit, Proxy and Nominating Committees a fee of $500 per meeting. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

     The following table sets forth certain information regarding the compensation of the Corporation's directors. Except as disclosed below, no principal officer or person affiliated with the Fund received compensation from the Corporation for the fiscal year ended September 30, 2003 in excess of $60,000.

COMPENSATION TABLE - AGGREGATE COMPENSATION FROM REGISTRANT (FISCAL YEAR)

                                                                                             Total Compensation
                                                                                            From Corporation and
             Name of Person,                     Aggregate Compensation From                  Fund Complex Paid
                 POSITION                              THE CORPORATION                          TO DIRECTORS*
                 --------                              ---------------                          ------------

Mario J. Gabelli
   Director and Chairman of the Board                   $0                                   $0                (24)
Anthony J. Colavita
   Director                                             $10,000                              $160,543          (35)
Vincent D. Enright
   Director                                             $11,000                              $61,592           (12)
John D. Gabelli
   Director                                             $0                                   $0                (10)
Robert J. Morrissey
   Director                                             $10,000                              $48,342           (10)
Anthony R. Pustorino
   Director                                             $11,000                              $136,000          (17)
Anthonie C. van Ekris
   Director                                             $10,000                              $73,293           (20)
Karl Otto Pohl
   Director                                             $0                                   $0                (33)
Salvatore J. Zizza
   Director                                             $10,000                              $82,043           (11)

---------------------
* Represents the total compensation paid to such persons for the calendar year ended December 31, 2003. The parenthetical number represents the number of investment companies (including the Funds) from which such person receives compensation and which are considered part of the same "fund complex" as the Funds because they have common or affiliated investment advisers.

CODE OF ETHICS

The Corporation, its Adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of
Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by one or more of the Funds.

PROXY VOTING POLICIES

The Corporation, on behalf of the Funds, has delegated the voting of portfolio securities to Gabelli Funds, LLC in its capacity as the Funds' investment adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select auditors, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider nonfinancial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales or liquidations.

A Proxy Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Adviser's Legal Department has identified the matter as one that
(1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund shareholders on the one hand, and those of the Fund's Adviser, the principal underwriter or other principal underwriter on the other, the conflict will be brought to the Proxy Voting Committee of the Corporation to determine a resolution. The Proxy Voting Committee mat determine to resolve such conflicts itself, may ask the independent Directors of the relevant Funds to vote the proxies or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will break the tie. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Corporation will be required to file new Form N-PX with each Fund's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year, commencing August 31, 2004. This filing for each Fund will be available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 5, 2004, the following persons were known to own of record or beneficially 5% or more of any of the Funds' outstanding shares:

NAME AND ADDRESS                                                  % OF CLASS                NATURE OF OWNERSHIP
----------------                                                  ----------                -------------------

SMALL CAP GROWTH FUND:

Class AAA        Charles Schwab & Co., Inc.                         19.27%                        Record
                 Special Custody Acct FBO
                 Exclusive Benefit of Customers
                 Attn Mutual Funds
                 101 Montgomery Street
                 San Francisco, CA 94104-4122

                 National Automobile Dealers & Assoc                 7.29%                        Record
                 Retirement Trust
                 8400 Westpark Dr
                 Mclean, VA 22102-5116

EQUITY INCOME FUND:

Class AAA        Charles Schwab & Co., Inc.                         16.83%                        Record
                 Special Custody Acct FBO
                 Exclusive Benefit of Customers
                 Attn Mutual Funds
                 101 Montgomery Street
                 San Francisco, CA 94104-4122

                 Citigroup Global Markets Inc.                      11.43%                        Record
                 333 West 34th St. - 3rd Floor
                 New York, NY 10001-2402

WOODLAND SMALL CAP VALUE FUND:

Class AAA        Bear Stearns Securities Corp                       26.36%                        Record
                 1 Metrotech Center North
                 Brooklyn, NY 11201-3870

                 Mario Gabelli                                      48.16%*                       Beneficial
                 One Corporate Center
                 Rye, NY 10580

Class A          Susan S Oblon                                      64.75%                        Record
                 Susan S Oblon Revoc Trust
                 Norman Oblon POA
                 11201 Tara Rd
                 Potomac. MD 20854-1351

                 Jones (Edward D.) and Company                      34.13%                        Record
                 P.O. Box 2500
                 Maryland Heights, MO 63043-8500

NAME AND ADDRESS                                                  % OF CLASS                NATURE OF OWNERSHIP
----------------                                                  ----------                -------------------

WOODLAND SMALL CAP VALUE FUND:

Class B          Gabelli Asset Management Inc                       100.00%                     Beneficial
                 Attn: Chief Financial Officer
                 One Corporate Center
                 Rye, NY 10580-1422

Class C          Southwest Securities Inc                            91.52%                       Record
                 FBO Customers
                 P.O. Box 509002 Dallas, TX 75250-9002

* Includes 92,450 (42.42% of the number of shares of outstanding) indirectly beneficially owned by Mr. Gabelli as a result of his position as a controlling person of certain shareholders, including Gabelli Asset Management, Inc. ("GBL"), Gabelli Group Capital Partners and Gabelli Securities Inc. The shares shown as beneficially owned by Mr. Gabelli include the shares shown as beneficially owned by GBL and of record at Bear Stearns.

     As of January 5, 2004, the Officers and Directors of the Funds, as a group, owned 1.80% of the Equity Income Fund and 29.75% of the Woodland Small Cap Value Fund. The Officers and Directors of the Funds, as a group, owned less than 1% of the Small Cap Growth Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

The Adviser is a New York limited liability company which also serves as Adviser to 15 other open-end investment companies and 5 closed-end investment companies with aggregate assets in excess of $12.1 billion as of December 31, 2003. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in Gabelli Asset Management, Inc. ("GBL"), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO"), acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately of $13 billion as of December 31, 2003. Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $480 million as of December 31, 2003; Gabelli Securities, Inc. acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $692 million as of December 31, 2003; and Gabelli Fixed Income, LLC acts as investment adviser for the 3 active portfolios of the Treasurer's Fund, Inc. and separate accounts having assets under management of approximately $1.3 billion as of December 31, 2003. Each of the forgoing companies is a subsidiary of GBL.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their respective investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.


Pursuant to each investment advisory contract ("Investment Advisory Contracts") which were initially approved by each Fund's sole shareholder on December 9, 1991 for the Equity Income Fund, October 2, 1991 for the Small Cap Growth Fund and December 31, 2002 for the Woodland Small Cap Value Fund, the Adviser furnishes a continuous investment program for each Fund's portfolio, makes the day-to-day investment decisions for each Fund, arranges the portfolio transactions for each Fund and generally manages each Fund's investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board of Directors of the Corporation. As compensation for its services and related expenses borne by the Adviser, each Fund is contractually obligated to pay the Adviser a fee equal to 1.00% per year of the value of each Fund's average daily net assets.

                                  Advisory Fees
                         For the Year Ended September 30

                                         2003            2002           2001
Equity Income Fund                   $2,360,531      $1,609,192     $1,047,561
Small Cap Growth Fund                $4,715,146      $4,601,591     $3,995,187
Woodland Small Cap Value Fund            $9,547*            N/A            N/A

------------------
* From commencement of operations on December 31, 2002. Amount reflects advisory fees prior to reimbursement of expenses by the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Woodland Small Cap Value Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at certain specified levels. Pursuant to this agreement, the Adviser reimbursed expenses of the Fund in the amount of $124,599 for the period from the Fund's commencement of operations on December 31, 2002 through September 30, 2003. This arrangement will continue until at least through September 30, 2004. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 2.00%, 2.00%, 2.75% and 2.75% on an annualized basis for Class AAA, Class A, Class B and Class C shares, respectively.


The Investment Advisory Contracts were most recently approved by the Directors, including a majority of the Directors who are not parties to the Investment Advisory Contracts or "interested persons" (as such term is defined in the 1940 Act") of any party thereto on February 19, 2003. At that meeting, the Board of Directors reviewed the written and oral presentations provided by the Adviser in connection with the Directors' consideration of the Investment Advisory Contracts. The Directors also reviewed their responsibilities under applicable law. The Directors considered, in particular, the level of each Fund's contractual advisory fee rate and the actual total expense ratio borne by each Fund and compared the information on these matters to similar information for unrelated mutual funds of a comparable size and investment program. The Board also reviewed the profitability of the contracts to the Adviser, each Fund's absolute and comparative investment performance and the nature and quality of the services provided to each Fund by the Adviser and its affiliates. The independent Directors met separately to discuss this information. Based on their consideration of all of the above factors, the independent Directors recommended to the full Board, and each of the Directors present at the meeting determined, that renewal of each of the Investment Advisory Contracts was in the best interest of each Fund and its shareholders. In the course of arriving at such determination, the independent Directors noted in particular the comparative investment performance of each Fund, the experience of each Fund's portfolio manager and the level of services provided by the Adviser.

Under each Investment Advisory Contract, the Adviser (1) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide efficient administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds Custodian and Transfer Agent; (2) oversees the performance of administrative and professional services provided to the Funds by others, including the Funds' Custodian, Transfer Agent and Dividend Disbursing Agent, as well as legal, accounting, auditing and other services performed for the Funds; (3) provides the Funds, if requested, with adequate office space and facilities: (4) prepares, but does not pay for, periodic updating of the Funds' registration statement, Prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC; (5) supervises, but does not pay for, the calculation of the net asset value of shares of the Funds; (6) supervises the preparation of, but does not pay for, all filings under state "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or their shares under such laws; and (7) prepares notices and agendas for meetings of the Corporation's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board.

The cost of calculating each Fund's net asset value is an expense payable by the Corporation pursuant to the Investment Advisory Contracts. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to the calculating the net asset value, each Fund will reimburse the Adviser for such expenses. During the fiscal year ended September 30, 2003, the Funds reimbursed the Adviser $34,800, $34,800 and $0 for the Equity Income Fund, Small Cap Growth Fund and Woodland Small Cap Value Fund, respectively, in connection with the cost of computing each Fund's net asset value.

Each Investment Advisory Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Funds or any of their investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Contract provides that each Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Investment Advisory Contract in no way restricts the Adviser from acting as adviser to others. The Funds have agreed by the terms of the Investment Advisory Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Funds have further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Funds will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

Each Investment Advisory Contract is terminable without penalty by the Corporation on not more than sixty days' written notice when authorized by the Directors of the Corporation, by the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Corporation, or by the Adviser. The Investment Advisory Contract will automatically terminate in the event of its assignment, as defined in the 1940 Act and rules thereunder except to the extent otherwise provided by order of the Commission or any rule under the 1940 Act and except to the extent the 1940 Act no longer provides for automatic termination, in which case the approval of a majority of the disinterested directors is required for any "assignment." Each Investment Advisory Contract provides in effect, that unless terminated it will remain in effect initially for two years and then from year to year so long as continuance of the Investment Advisory
Contract is approved annually by the Directors of the Corporation, or the shareholders of the Funds and in either case, by a majority vote of the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the 1940 Act of any such person cast in person at a meeting called specifically for the purpose of voting on the continuance of the Investment Advisory Contract.

THE SUB-ADMINISTRATOR

The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc. (the "Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Corporation's operations except those performed by the Adviser under its advisory agreement with the Corporation; (b) supplies the

Corporation with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in each Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Corporation Board of Directors' Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Corporation shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates each Fund's net asset value per share and provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Corporation's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Corporation in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion:
-.0275%;  $10 billion to $15 billion:  -.0125%;  over $15 billion:  -.0100%. The
Sub-Administrator's fee is paid by the Adviser.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 is the Custodian for each Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street, located at The BFDS Building, 66 Brooks Drive, Braintree, MA 02184, performs the shareholder services on behalf of State Street and acts as each Fund's transfer agent and dividend disbursing agent. Neither BFDS or State Street assists in or is responsible for investment decisions involving assets of the Funds.

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Corporation's legal counsel.

INDEPENDENT AUDITORS

Ernst & Young LLP has been appointed independent auditors for the Funds, and is located at 5 Times Square, New York, NY 10036.

DISTRIBUTOR

To implement each Fund's 12b-1 Plans, the Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an indirect majority owned subsidiary of GAMI, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of each Fund for the continuous offering of its shares on a best efforts basis.


No underwriting commissions or redemption compensation were received for the fiscal years ended September 30, 2001, 2002 and 2003 by Gabelli & Company, Inc. Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended September 30, 2003.


                                  NET UNDERWRITING  COMPENSATION ON
                                    DISCOUNTS AND   REDEMPTIONS AND    BROKERAGE        OTHER
                                     COMMISSIONS      REPURCHASES     COMMISSIONS   COMPENSATION
                                  ----------------  ---------------   -----------   ------------
Equity Income Fund                       N/A              N/A           $298,656        -
Small Cap Growth Fund                    N/A              N/A           $219,979        -
Woodland Small Cap Value Fund*           N/A              N/A           $  7,778        -

   ---------------
   * From commencement of operations on December 31, 2002.

                                DISTRIBUTION PLAN

Each Fund has adopted a separate Plans of Distribution (each, a "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of each Fund's Class AAA Shares, Class A Shares, Class B Shares and the Class C Shares. Payments may be made by each Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares in the class to which such Plan relates as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which a Fund may finance without a distribution plan, a Fund may also make payments to finance such activity outside of the Plans and not subject to their limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor.


Each Plan has been implemented by written agreements between each Fund and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Plans is regulated by Rule 12b-1 under the 1940 Act which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses for which payments are made, that the Board of Directors approves all agreements implementing the Plans and that the Plans may be continued from year to year only if the Board of Directors concludes, at least annually, that continuation of the Plans is likely to benefit shareholders. To the extent any of these payments are based on allocations by the Distributor, the Funds may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. For the fiscal year ended September 30, 2003, the Equity Income Fund, Small Cap Growth Fund and Woodland Small Cap Value Fund incurred distribution costs of $614,900, $738,900 and $69,300, respectively, to the Distributor for underwriting. The Plan compensates the Distributor regardless of its expense. For the fiscal year ended September 30, 2003, the Distributor identified expenditures for the Equity Income Fund, Small Cap Growth Fund and Woodland Small Cap Value Fund, respectively, of approximately: $11,300, $17,000 and $2,700 for advertising and promotion, $40,00, $24,300 and $7,200 for printing, postage and stationery, $7,600, $6,500 and $2,500 for overhead support expenses, $134,200, $111,300 and $40,900 for salaries of personnel of the Distributor and $421,800, $579,800 and $16,000 on third party servicing fees. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD, Inc.

The amounts included in the previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board of Directors on a Fund-by-Fund basis, each of the Funds also makes payments to the providers of these programs, out of its assets other than 12b-1 payments, in amounts not greater than savings of expenses the Fund would otherwise incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than 12b-1 fees.

No independent Director had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by the Gabelli companies may be deemed to have an indirect financial interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under each Investment Advisory Contract the Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

The Adviser currently serves as Adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts and adviser to other investment companies. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Funds and others whose assets they manage in such manner as it deems equitable. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.

The policy of each Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Funds or the Adviser of the type described in Section 28(e) of the Exchange Act of 1934. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.

Research services furnished by broker or dealers through which the Funds effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Funds nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided and, based on such determinations, has allocated brokerage commissions of $61,079 for Equity Income Fund, $27,319 for Small Cap Growth Fund and $1,336 for Woodland Small Cap Value Fund, respectively, on portfolio transactions in the principal amount of $24,145,944, $5,054,601 and $445,718 for Equity Income Fund, Small Cap Growth Fund and Woodland Small Cap Value Fund, respectively, during 2003. The average commission on these transactions were $0.0457, $0.0366 and $0.0486 per share for Equity Income Fund, Small Cap Growth Fund and Woodland Small Cap Value Fund, respectively.

The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company, Inc. ("Gabelli"), a broker-dealer member of NASD, Inc. and an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price, execution and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. The Funds paid the following brokerage commissions for the fiscal year ended September 30 as indicated:

EQUITY INCOME FUND

                                                                  Commissions
                                                    FISCAL YEAR      PAID
                                                    -----------   -----------

Total Brokerage Commissions                            2001         $125,722
                                                       2002         $652,475
                                                       2003         $298,656

Commission paid to Gabelli & Company                   2001         $117,472
                                                       2002         $174,676
                                                       2003         $230,467

% of Total Brokerage Commissions paid                  2003         77.17%
to Gabelli & Company

% of Total Transactions involving Commissions          2003         74.72%
paid to Gabelli & Company

SMALL CAP GROWTH FUND

                                                                  Commissions
                                                    FISCAL YEAR      PAID
                                                    -----------   -----------

Total Brokerage Commissions                            2001         $428,001
                                                       2002         $503,105
                                                       2003         $219,979

Commission paid to Gabelli & Company                   2001         $372,723
                                                       2002         $302,873
                                                       2003         $174,657

% of Total Brokerage Commissions paid                  2003         79.40%
to Gabelli & Company

% of Total Transactions involving Commissions          2003         80.19%
paid to Gabelli & Company

WOODLAND SMALL CAP VALUE FUND

                                                                  Commissions
                                                    FISCAL YEAR      PAID
                                                    -----------   -----------

Total Brokerage Commissions                            2003*        $7,778

Commission paid to Gabelli & Company                   2003*        $37

% of Total Brokerage Commissions paid                  2003*        0.48%
to Gabelli & Company

% of Total Transactions involving Commissions          2003*        0.90%
paid to Gabelli & Company

-------------
*   From commencement of operations on December 31, 2002.

As required by Rule 17e-1 under the 1940 Act, the Board of Directors has adopted "Procedures" which provide that the commissions paid to Gabelli on brokerage transactions may not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those Gabelli charges its most favored customers on similar transactions. Rule 17e-1 and the Procedures contain requirements that the Board, including its independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least quarterly for continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), Gabelli controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of the Funds by a clearing house member firm which remits the commission less its clearing charges to Gabelli. Gabelli may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.

                              REDEMPTION OF SHARES

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

OTHER INVESTORS

No minimum initial investment is required for officers, directors or full-time employees of the Fund, other investment companies managed by the Adviser, the Adviser, the Sub-Administrator, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, sibling's spouse and a sibling's children.

If the Board of Directors should determine that it would be detrimental to the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Under such circumstances, shareholders of the Fund receiving distributions in-kind of securities will incur brokerage commissions when they dispose of the securities.

                        DETERMINATION OF NET ASSET VALUE

Net Asset Value ("NAV") is calculated separately for each class of each Fund. The NAV of Class B and Class C shares of each Fund, as applicable, will generally be lower than the NAV of Class A or Class AAA shares, as applicable, as a result of the larger service and distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining each of the Fund's NAV per share, readily marketable portfolio securities (including options and futures) traded on a market where trades are reported contemporaneously are valued, except as indicated below, at the last sale price or a market's official closing price reflected at the close of the regular trading session of the principal market occurring as of or prior to the time of day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked price on the principal market for such other security on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such other security on such day. If no bid or asked prices are quoted on such day, then the security is valued at the most recently available price, or if the Board so determines, by such method as the Board of Directors shall determine in good faith to reflect its fair market value.

All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a pricing service or a dealer maintaining an active market in such security.

Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges.

Short-term debt instruments having 60 days or less remaining until maturity are valued at amortized cost from the later of purchase date or valuation on the 61st day prior to maturity. Other debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day the security is valued using the closing bid price. The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors designed to reflect in good faith the fair value of such securities.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities would, if such developments had been reflected in such principal markets, have more than a minimal effect on each Fund's net asset value per share, each Fund may fair value such portfolio securities based on available market information as of the time each Fund determines its net asset value.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Set forth below is a discussion of certain Federal Income tax issues concerning the Funds and the purchase, ownership and disposition of the Funds' shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986 as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

GENERAL

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and capital gains to its shareholders.

Each Fund will determine either to distribute, or to retain for reinvestment, all or part of any net long-term capital gain. If any such gains are retained, the Fund will be subject to a tax at a rate of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gain its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

A distribution will be treated as paid during any calendar year if it is declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31, (unless an election is made by a fund with a November or December year-end to use the fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed and upon which no tax was imposed.

Gains or losses on the sales of securities by the Funds will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Funds at the end of each taxable year (and, generally, for purposes of the 4% excise tax), are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by the Funds may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The Funds may make one or more of the elections available under the Code which are applicable to straddles. If the Funds make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character and timing of gains, losses or deductions from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts and options on futures contracts.

NATURE OF SMALL CAP INVESTMENTS

Certain of the Small Cap Growth and Woodland Small Cap Value Funds' investment practices are subject to special and complex Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

DISTRIBUTIONS

Distributions of investment company taxable income (which includes among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses) are taxable to a U.S. shareholder as ordinary income. Dividends paid by a Fund may qualify (provided holding period and other requirements are met) for (i) the deduction for dividends available to corporate shareholders to the extent the Fund's income consists of dividends received from U.S. corporations and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) (the "Tax Act") as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent the Funds receive qualified dividend income (i.e. dividend income from domestic corporations and certain qualifying foreign corporations). Distributions of net capital gain (which consist of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

Distributions of amounts in excess of the Fund's current and accumulated earning and profits will be treated by a shareholder as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares. Any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.

SALES OF SHARES

Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long-term, or short-term, generally depending upon the shareholder's holding period for the shares, under the Tax Act; for non-corporate shareholders the maximum rate on capital gains resulting from the disposition of shares held for more than 12 months ois15% (5% if the taxpayer is, and would be after accounting for such gains, subject to the 10% or 15% tax bracket for ordinary income) for such gain realized after May 5, 2003 and before January 1, 2009. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a "reinvestment right") and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder's gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

BACKUP WITHHOLDING

The Corporation may be required to withhold Federal income tax currently at a rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

FOREIGN WITHHOLDING TAXES

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known. Because each Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Funds will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Funds.

                       INVESTMENT PERFORMANCE INFORMATION

Each Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one, five and ten year periods (if applicable) and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Quotations of "yield" will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period, with the remainder being divided by the maximum offering price per share on the last day of the period. Each Fund may also furnish total return and yield calculations for other periods based on investments at various sales charge levels or net asset values. Each Fund may also provide investment performance data on an after-tax basis. The forgoing "total return" and "yield" quotations must be calculated in accordance with standardized formulas prescribed by the SEC. Each Fund may also calculate performance in a nonstandardized manner if all elements of return are included.

Quotations of total return will reflect only the performance of a hypothetical investment in a Fund during the particular time period shown. A Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of the Funds' portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's current yield to yield published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to change in the value of the Funds' shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning the Funds. These sources include:
LIPPER INC., WEISENBERGER INVESTMENT COMPANY SERVICE, BARRON'S, BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, MONEY, PERSONAL INVESTOR, SYLVIA PORTER'S PERSONAL FINANCE, BANK RATE MONITOR, MORNINGSTAR AND THE WALL STREET JOURNAL.

In connection with communicating its yield or total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

The Fund's respective average annual total returns were as follows for the periods indicated through September 30, 2003:

                                                                                                                             SINCE
             FUND NAME/CLASS NAME (INITIAL OFFERING DATE)                   ONE YEAR       FIVE YEARS      TEN YEARS       INCEPTION
             --------------------------------------------                   --------       ----------      ---------       ---------

SMALL CAP GROWTH FUND
Class AAA (10/22/91)
     Return Before Taxes                                                     27.78%          11.58%          11.42%         14.57%
     Return After Taxes on Distributions                                     27.47%           9.49%           9.05%         12.47%
     Return After Taxes on Distributions and Sale of Fund Shares             14.82%           6.16%           8.21%         12.95%

EQUITY INCOME FUND
Class AAA (1/2/92)
     Return Before Taxes                                                     24.59%           7.34%          10.94%         11.52%
     Return After Taxes on Distributions                                     24.10%           4.77%           8.64%          9.50%
     Return After Taxes on Distributions and Sale of Fund Shares              9.23%           3.09%           8.46%         10.19%

WOODLAND SMALL CAP VALUE FUND
Class AAA (12/31/02)
     Return Before Taxes                                                       N/A            N/A             N/A            5.80%
     Return After Taxes on Distributions                                       N/A            N/A             N/A            5.80%
     Return After Taxes on Distributions and Sale of Fund Shares               N/A            N/A             N/A            3.77%

* Not annualized

                        DESCRIPTION OF THE FUNDS' SHARES

DESCRIPTION OF THE FUNDS' SHARES

Each Fund is a series of Gabelli Equity Series Funds, Inc., which was incorporated in Maryland on July 25, 1991. The authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Funds' shares to replace its Directors. The Corporation's Board of Directors is authorized to classify or reclassify the unissued shares of the Corporation to one or more classes of separate series of stock, each series representing a separate, additional portfolio. The Board currently has authorized the division of the unissued shares into three series each having a separate portfolio. The Funds offer Class AAA, Class A, Class B and Class C shares. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, liquidation (see "Redemption of Shares") and voting rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Funds send semi-annual and annual reports to all of their shareholders which include a list of portfolio securities. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Funds may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

The shares of each Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Funds do not issue certificates evidencing Fund shares.

CORPORATE MATTERS

The Corporation reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends, and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation's Certificate of Incorporation.

Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

SHAREHOLDER APPROVAL

Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative vote of at least a majority, as defined by the 1940 Act, of the outstanding voting securities of a Fund or the Corporation at a meeting called for the purpose of considering such approval.

INFORMATION FOR SHAREHOLDERS

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the internet at www.gabelli.com.

                              FINANCIAL STATEMENTS

The Financial Statements for each of the Small Cap Growth Fund, the Equity Income Fund and the Woodland Small Cap Value Fund for the fiscal year ended September 30, 2003, including the Report of Ernst & Young LLP, independent auditors, are incorporated herein by reference to each Fund's Annual Report. Each Fund's Annual Report is available upon request and without charge by calling the number printed above. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

                                   APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE BOND RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P'S") CORPORATE DEBT RATINGS

AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong. AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S PREFERRED STOCK RATINGS

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                      A-2